Supplement dated May 20, 2022 to the Wilmington International Fund (the “Fund”)

Prospectus dated August 31, 2021, as revised November 17, 2021 (the “Prospectus”)

On May 17, 2022, the U.S. Department of Justice and Securities and Exchange Commission (“SEC”) announced that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), which currently serves as a sub-adviser to the Fund, agreed to plead guilty to criminal securities fraud in connection with investment management of an AllianzGI U.S. options trading strategy that was marketed and sold to certain institutional investors. As a consequence of the guilty plea and related settlement, AllianzGI U.S. has been immediately disqualified from providing advisory services to U.S. registered investment funds, including the Fund, for the next ten years. The SEC announced that it will allow a brief transition period during which AllianzGI U.S. can continue to provide sub-advisory services to U.S. registered investment funds, including the Fund, for up to ten weeks. Wilmington Funds Management Corporation, the investment adviser for the Fund, is reviewing the situation and will make a recommendation to the Fund’s Board of Trustees in the near future regarding the transition of sub-advisory services for the Fund.

Please keep this Supplement for future reference.